EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350


         I, Phillip E. Becker, President and Chief Executive Officer and H. Stewart Fitz Gibbon III, SVP and Chief Financial Officer, of Wayne Savings Bancshares, Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. section 1350, that:.

         (1) The Quarterly Report on Form 10-Q of the Company for the quarter ended December 31, 2005 (the "Report") fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


February 10, 2006              /s/ Phillip E. Becker
-----------------              -----------------------------------
Date                           Phillip E. Becker
                               President and Chief  Executive Officer



February 10, 2006              /s/ H. Stewart Fitz Gibbon III
-----------------              -----------------------------------
Date                           H. Stewart Fitz Gibbon III,
                               Senior Vice President and Chief Financial Officer